UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 29, 2007
Flagstar Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Michigan	1-16577	38-3150651
(State or other jurisdiction of	(Commission File	(I.R.S. Employer
incorporation)	Number)	Identification No.)

5151 Corporate Drive, Troy, Michigan		48098
(Address of principal executive offices)		(Zip Code)
(248) 312-2000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
Item 9.01 Financial Statements and Exhibits
SIGNATURE
Third Amended and Restated Bylaws of the Company

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
On November 29, 2007, the Board of Directors of Flagstar Bancorp, Inc. (the “Company”) adopted amendments (the “Bylaw Amendments”), effective immediately, to certain provisions of Article VII of the Company’s Second Amended and Restated Bylaws. The purpose of the Bylaw Amendments was to make the Company’s common stock eligible for participation in a Direct Registration System operated by a clearing agency (such as the one offered by the Depository Trust Company). The Direct Registration System allows shareholders to have securities registered in their names without the issuance of physical certificates and allows investors to electronically transfer securities to brokers. The Board of Directors also approved the Company’s Third Amended and Restated Bylaws incorporating the Bylaw Amendments, which are attached hereto as Exhibit 3.1 and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits
     (c) The following exhibits are being furnished herewith:

Exhibit No.	Exhibit Description

3.1	Third Amended and Restated Bylaws of the Company.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FLAGSTAR BANCORP, INC.
Dated: November 30, 2007	By:	/s/ Paul D. Borja
Paul D. Borja
Executive Vice-President and Chief Financial Officer